--
                     MATERIAL MARKED WITH A DOUBLE ASTERISK
                     HAS BEEN OMITTED PURSUANT TO A GRANT OF
                    CONFIDENTIAL TREATMENT BY THE COMMISSION


                                                     June 4, 1993



American President Companies, Ltd.
1111 Broadway
Oakland, California  94607

Attn:  Mr. Steven H. Tulsky

American President Lines, Ltd.
1111 Broadway
Oakland, CA  94607

Attn:  Mr. Steven H. Tulsky


                                    COMMITMENT LETTER


Re: Howaldtswerke-Deutsche Werft AG ("HDW") three (3)x Containership Newbuildings identified as Yard Nos. "297", "298" and "299" ("1st
                              HDW  Ship","2nd HDW Ship" and  "3rd
                              HDW Ship" respectively and together
                              "HDW     Ships")     and     Daewoo
                              Shipbuilding  &  Heavy   Machinery,
                              Ltd.    ("Daewoo")    three    (3)x
                              Containership          Newbuildings
                              identified  as  Yard  Nos.  "4028",
                              "4029"   and  "4033"  ("1st  Daewoo
                              Ship",  "2nd Daewoo Ship" and  "3rd
                              Daewoo   Ship"   respectively   and
                              together "Daewoo Ships", the Daewoo
                              Ships  together with the HDW  Ships
                              being called the "Newbuildings")


Dear Sirs:

                We refer to the proposed replacement of existing container vessels used in liner container transportation service currently operated by American President Lines, Ltd. ("APL") and to our recent discussions about the possibility of post-delivery financing being provided for up to 80% of the cost of the purchase by APL of the six (6) Newbuildings.

               The HDW Ships have been ordered from HDW under the terms of a shipbuilding contract dated May 10, 1993 ("the HDW Contract") by APL, and the Daewoo Ships have been ordered under the terms of a shipbuilding contract dated May 10, 1993 ("the Daewoo Contract") by APL, subject to each of such Contracts becoming effective in accordance with its terms.

                This Commitment Letter sets out the terms and conditions upon which:
                (1) Kreditanstalt fur Wiederaufbau ("KfW") is in a position to offer, and commit itself to provide, post-delivery financing for the HDW Ships; and

                 (2) a syndicate of banks consisting of Commerzbank AG, (the "Syndicate Agent"), Deutsche Schiffsbank AG, Dresdner Lank AG in Hamburg and Vereins-und Westbank AG (together "the Syndicate") has been formed which is in a position to offer, and commit itself to provide, post-delivery financing for the Daewoo Ships.

                 KfW's commitment to provide post-delivery financing for the HDW Ships and the Syndicate's commitment to provide post-delivery financing for the Daewoo Ships, upon the terms and conditions hereinafter set out, is expressly subject to all of the following preconditions (the "Preconditions") first being fulfilled, by no later than 2400 hours (Frankfurt time) on the later of (i) June 4, 1993 or (ii) such other date as may be agreed by APL and both of the shipbuilders under the HDW Contract and the Daewoo Contract with respect to their effective dates, but no later than June 30, 1993 (or such later time or date as both KfW and the Syndicate shall agree in their sole discretion) (the "Preconditions Fulfillment Date") failing which this Commitment Letter will cease to be binding upon both KfW and the
Syndicate:

                (1) Signatures by the parties thereto of the HDW Contract and the Daewoo Contract together with evidence satisfactory to KfW and the Syndicate that the conditions under
Article 34 of each such Contract as to the effectiveness of each such Contract have been fulfilled in every respect upon effectiveness of the commitments contained in this Commitment Letter (such evidence to be in the form of an officer's certificate of APL, or certificates directly from HDW and Daewoo, to such effect);

                (2) The unqualified acceptance by authorized and binding signatories of APL and American President Companies, Ltd.
(the "Guarantor") of all of the terms and conditions of this Commitment Letter; and

                (3) The formation of the Syndicate and a firm commitment by each Syndicate member to make its respective Maximum Contribution specified in paragraph (ii) of Clause 3 below, which shall be evidenced by each member bank's execution and delivery of this Commitment Letter.

                KfW shall certify promptly in writing or by telefax (confirmed in writing) to APL and the Syndicate when all of the Preconditions have been met.

                This  Commitment  Letter is based  upon  the  HDW
Contract and the Daewoo Contract, copies of which, certified as true and complete copies by APL, have been supplied to KfW, the principal terms of which are:
HDW Contract

               Contract Price:       1st HDW Ship - DM      **
                                     2nd HDW Ship - DM      **
                                     3rd HDW Ship - DM      **

                Payment Terms For Each HDW Ship: ** % on the date of effectiveness of the HDW Contract, ** % on the date of commencement of steel cutting of such HDW Ship, ** % on the date of commencement of keel laying of such HDW Ship, and ** % on delivery of such HDW Ship from the proceeds of a subportion of the HDW Ship Tranche (see below).

               Purchaser:  APL.

               Original Contract Delivery Dates (which expression shall mean the date set against the relevant HDW Ship below, as the same may be extended by up to 25 calendar days by HDW under
Article 1(e) of the HDW Contract but excluding any other extensions thereto which may be permitted under Article 7 (force majeure) or any other provisions of the HDW Contract):

               1st HDW Ship - April 12, 1995
               2nd HDW Ship - July 10, 1995
               3rd HDW Ship - November 30, 1995

                Classification: With a reputable and recognized classification society.

               Container Slot Capacity:  Approximately   **  TEUs
for each HDW Ship.

Daewoo Contract:

                Contract Price:       1st     Daewoo Ship  -  USD
**
                                      2nd      Daewoo Ship -  USD
**
                                      3rd      Daewoo Ship -  USD
**

                Payment Terms for each Daewoo Ship: ** % on the date of effectiveness of the Daewoo Contract, ** % on the date of commencement of steel cutting of such Daewoo Ship, ** % on the date of commencement of keel laying of such Daewoo Ship and ** % on delivery of such Daewoo Ship from the proceeds of a subportion of the Daewoo Ship Tranche (see below).

               Purchaser:  APL.

               Original Contract Delivery Dates (which expression shall mean the date set against the relevant Daewoo Ship below, as the same may be extended by up to 25 calendar days by Daewoo under Article 1(e) of the Daewoo Contract but excluding any other extensions thereto which may be permitted under Article 7 (force majeure) or any other provisions of the Daewoo Contract):
                   1st Daewoo Ship - May 30, 1995
                   2nd Daewoo Ship - June 21, 1995
                   3rd Daewoo Ship - October 17, 1995

                Classification: With a reputable and recognized classification society.

                Container Slot Capacity: Approximately ** TEUs for each Daewoo Ship.

                APL shall advise KfW promptly in writing of any proposed alteration which, individually or taken together with past alterations, would cause the original contract price of any Newbuilding to change by more than 5%, which would change terms and currency of payment, or which would cause the TEU container slot capacity of any of the Newbuildings not to be approximately ** TEUs, with each and every such alteration to be first approved in writing by KfW and the Syndicate Agent. Copies of all amendments to the HDW Contracts and the Daewoo Contracts shall be promptly furnished to the Agent and the Syndicate Agent.

                Subject to all of the Preconditions being met by the Preconditions Fulfillment Date, the financing to be made available by KfW (in respect of the HDW Ships) and by the Syndicate (in respect of the Daewoo Ships) will be documented under a single loan facility agreement (the "Loan Agreement") upon terms and conditions generally accepted in this type of ship financing and will include, but not be limited to, the following:

               (1)  Borrower and Owner of the Newbuildings.

                APL is the owner and the borrower in respect of the Newbuildings, and will be hereinafter referred to as the "Borrower".

                The Borrower may (i) appoint one or more owner trustees or special purpose corporations approved (together with beneficiaries or stockholders, respectively) by the Agent and the Syndicate Agent, each owning and bareboat chartering a Newbuilding on a "hell and high water" basis to APL on terms and conditions subject to the approval of the Agent and the Syndicate Agent and (ii) register any of the Newbuildings under the laws of the United States of America or any of the following open registries: Republic of Panama, the Marshall Islands, Republic of Liberia, Vanuatu and the Bahamas. Any other registries proposed by the Borrower must be approved by the Agent and the Syndicate Agent. If any such owner trustee or special purpose corporation is so appointed then each shall be considered a "Borrower" for purposes of the commitments under this Commitment Letter.

               (2)  Structure.

               The loan facility ("the Loan Facility") to be made available by KfW and the Syndicate under the Loan Agreement, subject to the terms and conditions thereof, will consist of the following:
                (i) The HDW Ships will be financed by a loan ("the HDW Ship Tranche") which will consist of three (3) subportions, one per each HDW Ship ("HDW Subportion 1", "HDW Subportion 2" and "HDW Subportion 3" relating to the 1st HDW Ship, the 2nd HDW Ship and the 3rd HDW Ship, respectively), each such subportion to be in a sum equal to, but not to exceed, ** % of the USD equivalent of the presently contemplated Deutsche mark ("DM") contract price of the relevant HDW Ship or, in the case of a reduction of such contract price, a sum equal to ** % of the USD equivalent of the reduced price, but not more than USD ** per subportion.

               **









                (ii) The Daewoo Ships will be financed by a loan (the "Daewoo Ship Tranche") consisting of three (3) subportions, one per each Daewoo Ship ("Daewoo Subportion 1" relating to the 1st Daewoo Ship, "Daewoo Subportion 2" relating to the 2nd Daewoo Ship, and "Daewoo Subportion 3" relating to the 3rd Daewoo Ship, respectively), each subportion to be in a maximum sum of USD ** , which is equal to ** % of the USD contract price of each Daewoo Ship, or in the case of a reduction of such contract price, ** % of the reduced price.

               (3)  Lenders. Agent and Co-Agent.

                 Agent   as   to   the  entire   Loan   Facility:
Kreditanstalt fur Wiederaufbau (in this capacity called the "Agent").

                Syndicate  Agent  to  the  Daewoo  Ship  Tranche:
Commerzbank AG.

Lenders

               (i)  HDW Ship Tranche:  KfW as sole lender.

                (a) KfW may grant participations to one or more banks or other entities in or to all or any part of its rights and obligations under the Commitment Letter, the Loan Agreement and the KfW Security Documents (as hereinafter defined) (including, without limitation, all or a portion of its contribution to the HDW Ship Tranche); provided however, that, notwithstanding the grant of any such participation by KfW, such participation, and the right to grant such a participation, shall be expressly subject to the following conditions and limitations:
(v) the prior written approval of the Borrower, which approval shall not be unreasonably withheld, (w) KfW's and the Borrower's obligations under the Loan Agreement and the KfW Security Documents (including, without limitation, its contribution to the HDW Ship Tranche) shall remain unchanged, (x) KfW shall remain solely responsible to the other parties hereto and thereto for the performance of its obligations, (y) KfW shall remain the Agent for all purposes of this Commitment Letter, the Loan Agreement and the KfW Security Documents, and (z) the Borrower and the Syndicate Agent shall continue to deal solely and directly with KfW in connection with KfW and the Borrower's rights and obligations under the Commitment Letter, the Loan Agreement and the KfW Security Documents.

                (b) Upon an occurrence of an Event of Default (see Appendix A), KfW may assign all or a portion of its rights and obligations under the Commitment Letter, the Loan Agreement and the KfW Security Documents to any existing participants in the HDW Ship Tranche.

                (ii) Daewoo Ship Tranche: The Syndicate, with each member of the Syndicate acting as several lender to the extent of the maximum contribution set against its name as follows:


                                                                         Maximum
                                                                    Contribution
                                                                          (USD)

               Commerzbank AG                                      **
               Dresdner Bank AG in Hamburg                         **
               Vereins-und Westbank AG                             **
               Deutsche Schiffsbank AG                             **

                                     USD                           **

                (a)   Each  member  of  the Syndicate  may  grant
participations to one or more banks or other entities in or to all or any part of its rights and obligations under the Commitment Letter, the Loan Agreement and the Syndicate Security Documents (as hereinafter defined) (including, without limitation, all or a portion of its contribution to the Daewoo Ship Tranche); provided however, that, notwithstanding the grant of any such participation by any such member, such participation, and the right to grant such a participation, shall be expressly subject to the following conditions and limitations: (w) such member's and the Borrower's obligations under the Loan Agreement and the Syndicate Security Documents (including, without limitation, its contribution to the Daewoo Ship Tranche) shall remain unchanged, (x) such member shall remain solely responsible to the other parties hereto and thereto for the performance of such obligations, (y) such member shall remain a member of the Syndicate for all purposes of this Commitment Letter, the Loan Agreement and the Syndicate Security Documents, (z) the Borrower, the Syndicate Agent and the Syndicate shall continue to deal solely and directly with such member in connection with such member's and the Borrower's rights and obligations under the Commitment Letter, the Loan Agreement and the Syndicate Security Documents. The prior written approval of the Borrower (which approval shall not be unreasonably withheld) shall be required before any proposed participant is given any information obtained from the Borrower or the Guarantor.
                (b)   Each member of the Syndicate may assign  to
one or more banks or other entities all or a portion of its rights and obligations under the Commitment Letter, the Loan Agreement and the Syndicate Security Documents; provided however that each such assignment shall be subject to and shall not be effective until the satisfaction of the following conditions:
(x) the prior written approval of the Borrower and the Syndicate Agent, which approval shall not be unreasonably withheld, and (y) the execution by the assignee of an agreement accepting the obligations assigned to it by the assignor under the Commitment Letter, the Loan Agreement and the Syndicate Security Documents, such agreement shall be in a form and substance reasonably acceptable to the Borrower and the Syndicate Agent. Upon the fulfillment of the above conditions, the assignee thereunder shall, without further act, be a party hereto and to the Loan Agreement and the Syndicate Security Documents and, to the extent that rights and obligations hereunder shall have been assigned to it, have the rights and obligations of the assignor, and the assignor shall relinquish and be released from such rights and obligations.

                 (The  phrase  "relevant  lender(s)"  when   used
hereafter in this Commitment Letter shall be deemed to refer to whichever of KfW or the Syndicate is the lender of the HDW Ship
Tranche or the Daewoo Ship Tranche in question.)

               (4)  Currency of Loans.

                The HDW Ship Tranche (HDW Subportion 1, HDW Subportion 2 and HDW Subportion 3) and the Daewoo Ship Tranche (Daewoo Subportion 1, Daewoo Subportion 2 and Daewoo Subportion
3)  will  each  always  be denominated in United  States  Dollars
("USD").

               (5)  Disbursement.

                 Subject to a minimum of five (5) New York/Frankfurt banking days' prior written notice to the Agent and the Syndicate Agent, the Borrower shall request KfW to disburse to HDW the relevant subportion of the HDW Ship Tranche or the Syndicate Agent to disburse to Daewoo the relevant subportion of the Daewoo Ship Tranche, as the case may be, upon the delivery to and acceptance by the Borrower of the relevant Newbuilding from the relevant shipyard, but in no event later than 270 days after the Original Contractual Delivery Date (as defined above) for that Newbuilding (as set above).

               In the event that the relevant Newbuilding has not been delivered within 270 days after its Original Contractual Delivery Date, KfW (in the case of an HDW Ship) or the Syndicate (in the case of a Daewoo Ship) will cease to be under any obligation to disburse the relevant subportion of the HDW Ship Tranche or the Daewoo Ship Tranche relating to that Newbuilding. KfW or the Syndicate, as the case may be, shall determine in its sole discretion (but without obligation on its part) whether and on what conditions, which will include the payment of any costs, expenses and losses arising out of cancellation and non-utilization of funding as a result of late disbursement, the above deadline may be extended.



**














               (6)  Maximum Loan Amounts.

               The maximum loan amounts shall be:

               (i)   HDW Ship Tranche (KfW):  USD      **       ,
               and

               (ii)   Daewoo  Ship Tranche (the Syndicate):   USD
       **    ;

provided, however, that the maximum loan amount in each case shall not exceed the sum of ** % of the USD equivalent of the DM contract price of each HDW Ship or ** % of the USD contract price of each Daewoo Ship, as the case may be (see Clause 2 above). Such maximum loan amounts may be reduced from time to time to take into account any reductions in contract price at the request of the Borrower, but any reductions made in loan amounts shall not thereafter be eligible for borrowing.

               (7)  Commitment Commission.

                By acceptance of this Commitment Letter, the Borrower undertakes to pay:

                (i) to KfW commitment commission at 0.375% per annum commencing from October 1, 1993 on the sum which from time to time represents the unutilized portion of the maximum HDW Ship
Tranche (as per Clause 6(i)); and

                (ii) to the Syndicate (via the Syndicate Agent) commitment commission at 0.375% per annum commencing from October 1, 1993 on the sum which from time to time represents the unutilized portion of the maximum Daewoo Ship Tranche (as per Clause 6(ii)).
               Such commitment commission shall be payable by the Borrower on each calendar quarter day (31st March, 3Oth June, 3Oth September, 31st December) and on the last delivery date of each of the HDW Ships and the Daewoo Ships, respectively, in arrears, commencing on December 31, 1993 and being deemed to accrue from October 1, 1993 up to the date of disbursement of the final subportion of the HDW Ship Tranche or the final subportion of the Daewoo Ship Tranche, as the case may be, or the cancellation or expiry of the availability period for the relevant Tranche (whichever shall first occur).

               (8)  Participation and Agency Fees.

               (i)  Participation Fees

                The Borrower undertakes to pay, and shall pay, ** % of the following non-refundable fees within three (3) Frankfurt/New York banking days after the date that KfW certifies to the Borrower that all of the Preconditions have been fulfilled:

                (a)   to  KfW USD[   **   ] (being **  %  of  the
maximum  USD amount of the HDW Ship Tranche, (USD[     **      ])
(as per Clause 6(i)); and

               (b)  to the Syndicate Agent (for sharing among the
Syndicate  in  proportions to be agreed among the Syndicate)  USD
**    (being  **  %  of the maximum Daewoo Ship Tranche  (as  per
Clause 6(ii)).

                If the USD equivalent of the HDW Ship Tranche is reduced from USD ** , or the Daewoo Ship Tranche is reduced after payment of the initial ** % of the relevant participation fee, then the remainder of the participation fee payable shall be the difference between (i) ** % of the reduced HDW or Daewoo Ship Tranche, as the case may be, and (ii) the amount of the participation fee already paid by the Borrower, and such remaining fees shall be payable on a pro rata basis on the delivery date of the related Newbuilding under the HDW Contract or the Daewoo Contract, as the case may be, but, in the event of cancellation or failure to enter into the Loan Agreement by ** , no later than the earlier of (i) the cancellation date
in  respect to that subportion relating thereto or (ii)        **
if APL, the Guarantor, the Syndicate and the Agent shall not have entered into the Loan Agreement by such date. Upon payment these fees shall not be refunded even if the HDW Ship Tranche or the Daewoo Ship Tranche, as the case may be, is for whatever reason subsequently not disbursed or is cancelled or reduced.

               (ii)  Agency Fees

                The Borrower undertakes to pay and shall pay to the Agent (for sharing among the Agent and the Syndicate Agent) a non-refundable fixed agency fee of USD ** per annum (USD ** per annum for each of the Agent and the Syndicate Agent), such fee to be paid within (3) Frankfurt/New York banking days following the date of execution of the Loan Agreement by the Borrower and annually thereafter so long as any part of the Loan Facility remains outstanding.

               (9)  Loan Period and Repayment.

               (i)  HDW Ship Tranche

                   (a) Each subportion of the HDW Ship Tranche will be repaid over ** years from the date of delivery under the HDW Contract of the HDW Ship to which it relates
in              **                 consecutive        semi-annual
installments     **
                                                               **
         starting six (6) months after such date of delivery of the 1st HDW Ship, 2nd HDW Ship and the 3rd HDW Ship, respectively, **
                 **                            ("HDW    Scheduled
Installments").

                  (b)  **















               (ii)  Daewoo Ship Tranche

                 (a)   Each subportion of the Daewoo Ship Tranche
will  be  repaid  over     **           years from  the  date  of
delivery under the Daewoo Contract of the Daewoo Ship to which it
relates      **
      **       *  in          **         consecutive  semi-annual
installments          **          starting six (6)  months  after
such date of delivery of the 1st Daewoo Ship, the 2nd Daewoo Ship
and the 3rd Daewoo Ship, respectively,          **
                **                          ("Daewoo    Scheduled
Installments").



* See illustration in Appendix B.
* See illustration in Appendix C.

                (b)  **
















               (iii)  **






















               (10) Interest.

               (i)  HDW Ship Tranche

                Interest will be paid to KfW semi-annually in arrears either:

               (a)  at**

       **      per annum for the related HDW Subportion effective
for     **      years beginning from the date of delivery of  the
related   HDW   Ship  under  the  HDW  Contract,   and         **
thereafter; or

               (b)  at**




        **         per  annum  for  the  related  HDW  Subportion
effective for   **   years beginning from the date of delivery of
Related HDW Ship under the HDW Contract, and       **         per
annum thereafter.

                The Borrower shall indicate by written notice to the Agent given at least ten (10) Frankfurt/New York banking days prior to the initial delivery date of an HDW Ship or at least ten
(10) such banking days prior to the commencement of any interest period if the Borrower wishes to choose the interest rate provided in paragraph (a) above,
                          **                            .  If the
Borrower shall fail to give such notice, then the interest rate applicable to the succeeding interest period shall be the ** rate specified in paragraph (b) above.

**




                         .  Further details are to be agreed upon
between  KfW and the Borrower and will be set forth in  the  Loan
Agreement.

               (ii)  Daewoo Ship Tranche

                       On  each  subportion of  the  Daewoo  Ship
Tranche,  interest  will  be  paid  to  the  Syndicate  (via  the
Syndicate  Agent)  semi-annually  in  arrears  at              **
per annum for the related Daewoo Subportion effective for ** years beginning from the date of delivery of the related Daewoo
Newbuilding  under the Daewoo Contract,  and       **         per
annum thereafter.

                 Subject   to   not  less  than  ten   (10)   New
York/Frankfurt banking days' prior written notice to the Syndicate, at the end of each six (6) month interest period in respect of each subportion of the Daewoo Ship Tranche, the
Borrower     may     request     a     change      **        from
              **                  to                           **
       per annum within the first years from the date of delivery of the related Daewoo Ship and ** per annum for the
remaining         duration        of        the        respective
subportion,                **                          .

               (iii)  **

               (a)  **


               (b)  **




               (11)  Prepayment.

               (i)  Voluntary Prepayment

                      The Borrower shall be permitted to effect a
prepayment of the Loan Facility in whole or in part (being an amount of not less than USD ** or any integral multiple thereof, except where the payment is a final payment under a subportion), subject to thirty (30) days' prior written notice to the Agent and the Syndicate Agent; provided, however, that any such prepayment shall be applied as follows:

                      First:

                      **

                      ; and

                      Second:   to  effect  a prepayment  of  the
               remaining installments of HDW Subportion or Daewoo Subportion chosen by the Borrower, such prepayment to be applied against the related HDW or Daewoo Scheduled Installments of that subportion in inverse order of their maturity.

               (ii)  Total Loss

                In the case of a total loss of any Newbuilding following its delivery, proceeds of insurance, net of any collection commission shall be applied in the following order:

                      First:   in  prepayment of  the  Subportion
               applicable to that Newbuilding plus interest accrued thereon and any monies due to the related lender(s) under the indemnity clause referred to in Clause 11(iv);

                      Second:   subject  to no Event  of  Default
               (see Appendix A), or event, which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, having occurred and being continuing the balance shall be released to the Borrower.

               (iii)  Sale or Total Vessel Prepayment

                Subject to no Event of Default (See Appendix A), or event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default, having occurred and being continuing, the Borrower shall be permitted to sell any Newbuilding, or to prepay the entire HDW Subportion or Daewoo Subportion relating to any Newbuilding, in either case free of any Mortgage, by the payment to the Agent or the Syndicate Agent, as the case may be, of the total outstanding Subportion relating to such Newbuilding plus interest accrued thereon and any monies due to the related lender(s) under the indemnity clause referred to in Clause (11)(iv).

               (iv)   Indemnity and Prepayment Commission

                       The  Borrower will indemnify the  relevant
lender(s) for any losses (excluding lost profits), expenses and costs (including any interest differential loss and/or costs) incurred in liquidation or redeploying the funds,
**
obtained by the relevant lender(s) for funding of any such subportion which is prepaid by the Borrower under paragraphs (i) or (ii) above) that the relevant lender(s) may incur or sustain as a consequence of or by reason of any such prepayment. KfW shall  calculate the amount of compensation to  be  paid  by  the
Borrower in respect of the prepayment of any subportion of the HDW Ship Tranche, and the Syndicate Agent shall calculate the amount of compensation to be paid by the Borrower in respect of the prepayment of any subportion of the Daewoo Ship Tranche. In case of prepayment of any subportion of the HDW Ship Tranche or
of the Daewoo Ship Tranche            **
                                    **                     ,  the
Borrower shall, in addition to the said indemnity, pay to the relevant lender(s) in respect of any prepayment of any such subportion a prepayment commission of ** % flat rate calculated on the amount of each such subportion so prepaid during the first ** years after the date of delivery of the related Newbuilding with no such commission to be charged thereafter.

               (12)    Charges for Overdue Payments.

               (i)  HDW Ship Tranche

KfW may increase the rate of interest on overdue repayment installments of any HDW Subportion to the rate per annum which is ** % above the rate per annum

**

                                   ("Default Rate").

                KfW reserves the right to charge the Borrower interest for overdue payment of interest, commitment commission, participation fee, agency fee or other sums due from the Borrower to KfW under this Commitment Letter, the Loan Agreement or any of the Security Documents, but unpaid, at the Default Rate (as determined above) for sums payable in USD prevailing on the due date of such payment and calculated from the due date of such payment until the date upon which the same is credited in full to the account of KfW.

                Such charges for overdue payment shall be payable without delay on the Agent's first written demand and in the case of any default in payment, compounded monthly.

               (ii)  Daewoo Ship Tranche

                       The Syndicate may increase the rate of interest on overdue repayment installments of any subportion to the rate per annum which is the Syndicate Agent's Default Rate
(determined in the same manner as the Default Rate).

                       The Syndicate reserves the right to charge the Borrower interest for overdue payment of interest, commitment commission, participation fee, agency fee or other sums due from the Borrower to the Syndicate under this Commitment Letter, the Loan Agreement or any of the Security Documents, but unpaid, at the rate per annum which is the Syndicate Agent's Default Rate for sums payable in USD prevailing on the due date of such payment and calculated from the due date of such payment until the date upon which the same is credited in full to the account of the Syndicate with the Syndicate Agent.

                       Such charges for overdue payment shall be payable without delay on the Syndicate Agent's first written demand and in the case of defaulted payment, compounded monthly.

               (13) Calculation Basis.

                Interest on each subportion of the HDW Ship Tranche, interest on each subportion of the Daewoo Ship Tranche, commitment commission and charges for overdue payments, if any, and compensation for prepayment, if any, shall be calculated on the basis of the actual number of days elapsed over a year of 360 days.

               (14) Taxes.

               All payments by the Borrower under this Commitment Letter, the Borrower under the Loan Agreement incorporating the terms of this Commitment Letter and by the relevant parties to the Security Documents (as hereinafter defined) shall be made free and clear of any taxes, duties, withholdings or other deductions or retentions whatsoever. If the Borrower or any other party to the Loan Agreement or any of the Security Documents (the "Obligors") is required by law to make any such withholding or deduction or retention from any sum payable by it to KfW in respect of the HDW Ship Tranche or to the Syndicate in respect of the Daewoo Ship Tranche, the relevant Obligor shall pay to KfW or the Syndicate, as the case may be, such additional amounts as will ensure that KfW or the Syndicate, as the case may be, shall receive and retain the full amount of such sum as though no such withholding or deduction or retention were required to be made. Additionally, the Obligors shall indemnify, on an after-tax basis, KfW or the Syndicate, as the case may be, (each an "Indemnitee") for any and all franchise taxes and taxes based on gross or net income suffered by such Indemnitee imposed by any taxing authority by reason of the incorporation or residence of an Obligor in the jurisdiction of the taxing authority imposing such tax or the presence of any property securing the HDW Ship Tranche or the Daewoo Ship Tranche in the jurisdiction of the taxing authority imposing such tax.

                All stamp or similar duties or taxes required to be paid under any applicable law or jurisdiction in order to render the Loan Agreement or any of the Security Documents admissible in evidence or enforceable therein shall be for the account of and payable by the Borrower.

               (15) Security.

                 The   KfW  Security  Documents  (as  hereinafter
defined) and the Syndicate Security Documents (as hereinafter defined) are herein together called the "Security Documents".

               (i)  HDW Ship Tranche

                       The  following collateral for the HDW Ship
Tranche together with interest and costs shall be granted to KfW and shall be in a form and substance satisfactory to KfW and its special counsel (together the "KfW Security Documents"):

                       (a)   on each HDW Ship, securing the whole
HDW  Tranche of not more than USD   **       in principal amount,
a first priority ship mortgage in favor of KfW or a trustee for KfW duly executed by the Borrower and filed or registered, as appropriate, under the laws of the jurisdiction of such Ship's registry, which Ship shall be registered in the name of the Borrower under a permitted flag of registry;

                      (b)  **


                                                                               ;

                        (c)    first  priority  assignment   duly
executed by the Borrower granting a security interest in respect of all monies payable under any demise charters and time charters having a duration of six (6) months or longer in respect of each HDW Ship;

                        (d)    first  priority  assignment   duly
executed by the Borrower of interests in insurances covering each
HDW   Ship,  together  with  notices  to  relevant  brokers   and
underwriters;

                       (e)   a  guarantee  or guarantees  of  the
Guarantor covering the Borrower's total obligations in respect of the related HDW Ship Tranche and under the Loan Agreement and the KfW Security Documents to which the Borrower is a party; provided, however, that such guarantee in respect of obligations under the Loan Agreement shall be executed and delivered no later than the execution and delivery of the Loan Agreement.

               (ii)  Daewoo Ship Tranche

                       The  following securities for  the  Daewoo
Ship Tranche together with interest and costs shall be granted to the Syndicate (or the Agent or the Syndicate Agent on its behalf) and shall be in a form and substance satisfactory to the Agent and its special counsel (together, the "Syndicate Security Documents"):

                       (a)   on  each  Daewoo Ship, securing  the
whole Daewoo Tranche of not more than USD ** in principal amount, a first priority ship mortgage in favor of the Syndicate or a trustee for the Syndicate duly executed by the Borrower and filed or registered, as appropriate under the laws of the jurisdiction of its registry covering the Daewoo Ship Tranche being secured under the mortgage on each Daewoo Ship, which Ship shall be registered in the name of the Borrower under a permitted flag of registry;

                        (b)    first  priority  assignment   duly
executed by the Borrower granting a security interest in respect of all monies payable under any demise charters and time charters having a duration of six (6) months or longer in respect of each Daewoo Ship;

                        (c)    first  priority  assignment   duly
executed by the Borrower of interests in insurances covering each Daewoo Ship, together with notices to relevant brokers and underwriters; and

                       (d)   a  guarantee  or guarantees  of  the
Guarantor covering the Borrower's total obligations in respect of the related Daewoo Ship Tranche and under the Loan Agreement and the Syndicate Security Documents to which the Borrower is a party; provided, however, that such guarantee in respect of obligations under the Loan Agreement shall be executed and delivered no later than the execution and delivery of the Loan Agreement.

               (16) Conditions Precedent to the Disbursement of each Subportion of the HDW Ship Tranche and each Subportion of the Daewoo Ship
                      Tranche.

                  These will be the normal conditions, representations, warranties and covenants in this type of loan agreement but will specifically include in respect of the disbursement of each subportion of the HDW Ship Tranche and of the Daewoo Ship Tranche respectively:

                (i) there shall not have occurred any material adverse change in the financial condition of either of the Borrower or the Guarantor which in the reasonable opinion of the Agent and/or the Syndicate would materially and adversely affect the ability of (x) the Borrower to perform its obligations as to the repayment of the Loan Facility by the installments together with interest thereon herein set out or to perform its obligations under the Loan Agreement and the Security Documents to which it is or will become a party, or (y) the Guarantor to perform its obligations under each of the guarantees;

                (ii) signatures by all relevant parties of the Loan Agreement in respect of the entire Loan Facility prepared in form and upon terms satisfactory to KfW, the Syndicate and the Borrower reflecting (inter alia) all the terms set forth or referred to in this Commitment Letter, such Loan Agreement to be drawn up on behalf of KfW and the Syndicate by Haight, Gardner, Poor & Havens, special counsel to the Agent and the Syndicate;


                (iii) all participation fees, agency fees and commitment commissions accrued and due to the relevant lender(s) to have been paid in full;

                (iv) any exchange control or other governmental licenses or permissions in respect of the Borrower and the Guarantor and considered necessary by the Agent, the Syndicate Agent or their legal counsel have been obtained by the Borrower and the Guarantor and shall have not been varied or revoked;

                (v) evidence satisfactory to the Agent and the Syndicate Agent and the Borrower either that all interest payments to the relevant lender(s) under the Loan Facility can be made free of any withholding tax, or that the relevant lender(s) is or are entitled to rely upon a double tax treaty to obtain exemption therefrom or, if there is a withholding tax and no applicable double tax treaty to obtain exemption therefrom, the Borrower is permitted under applicable law(s) to pay to the relevant lender(s) such additional amounts as will ensure that the relevant lender(s) shall receive and retain the full amount of such sum as though no withholding or deduction or retention were required to be made;

                (vi) acceptance of the relevant HDW Ship or Daewoo Ship by the Borrower from the relevant shipyard with the highest classification of a vessel of its type and with all regulatory approvals in effect and such Newbuilding to be free of all mortgages, liens or other encumbrances, except for those required under this Commitment Letter;

                (vii) registration of the relevant HDW Ship or Daewoo Ship, under the laws of the jurisdiction of a permitted registry, in the name of the Borrower;

                (viii)  signatures by all the relevant parties of
all the KfW Security Documents or the Syndicate Security Documents which are required to be granted on or prior to delivery of the relevant HDW Ship or Daewoo Ship and, in the case of ship mortgages, registered on the relevant ship register so as to be valid and enforceable;

                (ix) legal opinions and/or other confirmations together with supporting documents to be provided by legal counsel chosen by the Agent and the Syndicate Agent, as the case may be, in form and substance satisfactory to the Agent and the Syndicate Agent, as the case may be, and covering the Loan
Agreement and the KfW Security Documents or the Syndicate Security Documents, as the case may be;

                (x) confirmation from the relevant shipyard that it has received payments covering the full contract price of the relevant HDW Ship or Daewoo Ship other than any subportion of the HDW Ship Tranche or Daewoo Ship Tranche, as the case may be, being used to satisfy those obligations;

                (xi) evidence in form and substance satisfactory to the Agent that the relevant Newbuilding has been insured at the expense of the Borrower against all risks customarily to be insured against (including usual hull and machinery marine risks, increased value and war risks) each for an amount of not less than the greater of (a) the market value at the time of that Newbuilding and (b) a sum equal to ** % of the then outstanding balance of all the relevant subportion(s) from time to time advanced by the relevant lender(s) to finance that Newbuilding and protection and indemnity risks), and upon terms and conditions acceptable to the relevant lender(s). If the Agent or the Syndicate Agent, as the case may be, so requires, a report from an independent broker or consultant acceptable to the Agent or the Syndicate Agent, respectively, as to the adequacy and terms of such insurance cover shall be obtained, and thereafter annually, if the Agent or the Syndicate Agent, as the case may be, so requests at the Borrower's expense.

                All insurances are to be effected in the name of the Borrower, the Agent and the Syndicate, as the case may be, with first-class underwriters, insurance companies or associations and via brokers approved by the Agent and the Syndicate Agent, as the case may be, (such approval not to be unreasonably withheld). There shall be a waiver by such brokers/associations in respect of any lien for unpaid fleet premium to which they would otherwise be entitled except such proportion thereof as shall be directly attributable to the three
(3) HDW Ships and the three (3) Daewoo Ships, respectively.

               Mortgagee's interest insurance and, if the same or equivalent is available in the market, Additional Perils
(Pollution) cover shall also be effected at the Borrower's expense on each Newbuilding covering at all times ** % of the outstanding balance of the relevant subportion(s) from time to time advanced by the relevant lender(s) to finance that Newbuilding with underwriters via brokers and upon terms approved in writing by the Agent.

                (xii) the filing of any financing statement or other document necessary, or reasonably requested by the Agent or the Syndicate Agent, to perfect their security interests under any of the Security Documents in the United States of America, the jurisdiction of registration of any Newbuilding and any other relevant jurisdiction.

               (17) Major Covenants.

                The covenants contained in the Loan Agreement and the Security Documents will be normal for this type of ship financing but will specifically include:

               (i)  No Merger or Consolidation

                The Borrower or the Guarantor shall each covenant that it will not consolidate or amalgamate with, or merge into, any other entity; or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets, including but not limited to, by dividend (whether by one transaction or a series of transactions and whether related or not); provided however, that it may consolidate or amalgamate with, or merge into, any other entity; or sell, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets if the buyer, assignee or transferee corporation (the "Assignee") shall be a solvent corporation following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to KfW and the Syndicate, containing an assumption by the Assignee of the due and punctual performance and observance of all covenants and obligations of the Borrower or the Guarantor, as the case may be, hereunder, under the Loan Agreement and under any Security Documents to which it is or shall be a party, and confirming the accuracy of any representations and warranties made herein or in the Loan Agreement and each such Security Document as of the dates herein or therein required with respect to such Assignee;

               (ii)  Reporting of Financial Information

               The Borrower and the Guarantor shall each covenant
to send as soon as possible, (a) but in no event later than one hundred twenty (120) days after the end of each fiscal year, its consolidated audited accounts of all financial statements of the Guarantor and consolidated financial statements for the Borrower, such financial statements to be prepared in accordance with generally accepted United States accounting principles at such time consistently applied and a report thereon by Arthur Andersen & Co. or other independent public auditors of internationally recognized standing as may be acceptable to KfW and the
Syndicate, (b) copies of all quarterly reports filed with the Securities and Exchange Commission and, within 75 days after the end of the first three quarters of its fiscal year, unaudited consolidated statements of income and changes in financial position of each of the Guarantor and the Borrower and related balance sheets for each such period, all certified as true and correct by a financial officer of the Guarantor or the Borrower, as the case may be, (c) as soon as the same is instituted (or, to the knowledge of the Borrower or the Guarantor, threatened), details of any litigation, arbitration or administrative proceedings against or involving it or the Newbuildings which is likely to have a material adverse effect on any of the Borrower, the Guarantor or construction of the Newbuildings, (d) annual officer's certificates as to any Events of Default to be provided by the Borrower, and (e) from time to time, and on demand, such additional financial or other information relating to the Borrower or the Guarantor and the Newbuildings, as may be reasonably requested by the Agent or the Syndicate Agent.

               (iii)  Demise and Time Charter.

                Borrower may not demise charter any HDW  Ship  or
Daewoo Ship without the prior written approval of the Agent and the Syndicate Agent, respectively. The Borrower may time charter any of the Newbuildings if the terms of such time charter do not violate applicable law or regulations of the United States and the jurisdiction of its registry; provided that Borrower remains fully liable for all its obligations under the Security Documents. In the case of any time charter having a time charter term in excess of one (1) year (including any permitted renewals or extensions, other than those that become effective only upon mutual agreement of the parties to such charters), the Borrower will provide to KfW and the Syndicate Agent five (5) days prior written notice of its intent to enter into any such time charter and as soon thereafter as is practicable, the Borrower shall give the Agent or the Syndicate Agent, as the case may be, a copy of such time charter and insurance certificates evidencing that insurance complying with Clause 16(xi) hereof will be in force with respect to the subject Newbuildings during such time charter. In addition, the Borrower will include (or require the inclusion) in such time charter of appropriate provisions which provides that such time charter is expressly subject and subordinate to all the terms of the related ship mortgage(s), as the case may be, and the rights of the mortgagee(s) thereunder in the event of a foreclosure or repossession.

                (iv)   The  Borrower shall covenant that  if,  in
connection  with  any financing of any of the  container  vessels
**

                                               it  agrees (x)  to
create  or permit to be outstanding any encumbrances over any  of
its  present or future assets (other than the      **         and
security  relating to such      **          of  the  type  to  be
granted hereunder relating to the Newbuildings) or revenues as additional security and/or (y) to any financial covenants in connection with any such financing put in place, in either case, within the first three years after delivery of the last of the Newbuildings, the Borrower will grant to KfW and the Syndicate either (x) additional security (which is equivalent in form and type of security with and otherwise is on terms not less favorable than such other security) and/or (y) similar financial covenants to ones provided to such other lenders, as the case may
be;  provided, however, if such financing of any  such         **
is for a loan amount of ** % or greater of the purchase price, KfW and the Syndicate shall not be entitled to any such additional financial covenants.

               (18) Costs.

                (i) the Borrower undertakes to pay to the Agent and the Syndicate Agent promptly on the Agent and the Syndicate Agent's first demand and on a full indemnity basis all reasonable legal fees and expenses or other out-of-pocket expenses incurred by the Agent and the Syndicate Agent in the drafting, negotiation and preparation of this Commitment Letter (inclusive of any appendices and exhibits hereto) and the Loan Agreement and the Security Documents envisaged by this Commitment Letter, even if the Preconditions are not met by the Preconditions Fulfillment Date or if the Loan Agreement is not signed or the HDW Ship Tranche or the Daewoo Ship Tranche is for whatever reason not disbursed; and

                (ii)   the Borrower shall undertake in  the  Loan
Agreement to pay to the relevant lender(s) upon the first demand and on a full indemnity basis:

                (a) all costs, losses and expenses (including legal costs and expenses plus any VAT thereon), including but not limited to those in connection with cancellation and non-utilization of funding and the cost of an independent review of insurances, reasonably incurred or sustained by the Agent or the Syndicate Agent unless the cancellation is due to the relevant lender(s)' inability to advance the relevant tranche or portion or subportion thereof; and

                (b) all costs, losses and expenses (including legal costs and expenses plus any VAT thereon) reasonably incurred by the Agent or the Syndicate Agent in the preservation or enforcement of any of the collateral or rights of KfW and/or of the Syndicate under or as envisaged by the Loan Agreement and/or any of the Security Documents.

               (19) Payments.

               (i)  HDW Ship Tranche

                All  payments due to KfW in USD shall be effected
only to its account     **
            **    U.S.A., and in the case of DM payments, payment
shall be made to its account                **
             **           any other account which KfW may specify
in writing from time to time; and

               (ii)  Daewoo Ship Tranche

                All payments due to the Syndicate in USD shall be
effected only to the account of the Syndicate Agent at         **


                                                       .

               (20) General Indemnity.

               The Borrower agrees to indemnify and hold harmless KfW and the members of the Syndicate and their respective officers, directors, employees, agents, advisors, representatives, affiliates and controlling persons (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including without limitation, fees and disbursements of counsel), joint or several, which may be incurred by or asserted against any Indemnified Party, in each case arising out of or relating to any investigation, litigation or proceeding (or the preparation of any defense with respect thereto) arising out of or relating to the transactions contemplated hereby (including, without limitation, any use made or proposed to be made with the proceeds of the Newbuildings), whether or not an Indemnified Party is a party thereto, and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense has resulted from such Indemnified Party's negligence or willful misconduct. The obligation to the Indemnified Parties hereunder shall survive the expiration or termination of this Commitment Letter, if the Loan Agreement is not entered into by the parties hereto, however, upon the execution and delivery of the Loan Agreement and the Security Documents, the terms and conditions set forth in the Loan Agreement, and the Security Documents shall supersede the terms of this Clause 20.

               (21) Governing Law.

                The Loan Agreement and all the Security Documents
(other than ship mortgages which will be governed by the laws of the flag) shall be governed by the laws of the State of New York.


                This Commitment Letter and the legal relations constituted by its acceptance shall be governed by the laws of the State of New York and KfW, each member of the Syndicate, the Agent, the Syndicate Agent, the Borrower and the Guarantor by their respective signatures hereto each hereby respectively submits to the jurisdiction of the State of New York.

               (22) Expiry of Offer.

                The offers respectively made by KfW and the Syndicate, subject to fulfillment of all the Preconditions, to make available the HDW Ship Tranche and the Daewoo Ship Tranche upon the terms and conditions contained in this Commitment Letter will expire at 2400 hours (Frankfurt time) on the later of (i) June 4, 1993 or (ii) or such other date as may be agreed upon by APL and both of the Shipbuilders under the HDW Contract and the Daewoo Contract with respect to their effective dates but no later than June 30, 1993, unless the unqualified acceptance by the Borrower is received by KfW prior to that time on that date. KfW and the Syndicate reserve the right in their sole discretion to extend this deadline.

               (23)  Confidentiality.

                The  Agent  and  the Syndicate members  agree  to
maintain the confidentiality of all information provided by the Borrower or the Guarantor to the Agent or any Syndicate member or any participants or assignees provided pursuant to this Commitment Letter, the Loan Agreement or any Security Document, and will not use such information for any purpose other than its extension of credit under such documents, and will not disclose the same to third parties other than such participants, and shall procure such confidentiality undertakings from such participants or assignees in favor of the Borrower and the Guarantor. Notwithstanding the foregoing, following acceptance by each of the Agent and the members of the Syndicate of the provisions hereof and their execution of this Commitment Letter (i) each of the Agent and the members of the Syndicate may make public disclosure of the existence and amount of KfW's and the Syndicate's commitment and undertaking hereunder and of the identity of the parties, (ii) each of the Agent and the members of the Syndicate may file a copy of this Commitment Letter, the Loan Agreement or any Security Document in any public record in which it is required by law to be filed, and (iii) each of the Agent and the members of the Syndicate may make such other public disclosure of the terms and conditions hereof and of the Loan Agreement or any Security Document as it may be required by law, in the opinion of its counsel, to make or at the request of and required by any regulatory or supervisory authority having jurisdiction over it. The obligations of each of the Agent and the members of the Syndicate hereunder with respect to confidentiality shall survive the expiration or termination of this Commitment Letter.

               (24)   Accuracy  and Completeness  of  Information
               Furnished.

                The Borrower represents and warrants that (i) all written information which has been or will hereafter be made available to the Agent, the Syndicate Agent and each Syndicate member by the Borrower or any of its representatives in connection with the transactions contemplated hereby, at the time when given, was or will be complete and correct in all material respects and did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements were or are made, and (ii) all financial projections, if any, that have been prepared by the Borrower and made available to the Agent, the Syndicate Agent and each member of the Syndicate and any potential lender, have been or will be prepared in good faith based upon reasonable assumptions (it being understood that such projections are subject to significant uncertainties and contingencies, many of which are beyond the Borrower's control, and that no assurance can be given that the projections will be realized).

                 Notwithstanding any provision herein to the contrary, including fulfillment of all the Preconditions, the relevant lender(s) shall be entitled to cancel their respective commitments under this Commitment Letter if the Loan Agreement and the related guarantees of the Guarantor together with the forms of related Security Documents in form and substance acceptable to both KfW and the Syndicate incorporating (inter alia) the terms of this Commitment Letter and such other terms and conditions generally accepted in this type of ship financing (which shall be subject to negotiation with, and acceptance by, KfW and each member of the Syndicate) have not been signed by the Borrower, the Guarantor, the Agent, the Syndicate Agent and each proposed Syndicate member on or before ** . KfW and the Syndicate reserve the right in their sole discretion to extend this deadline.

                Please indicate your acceptance of the terms of this commitment by signing and returning to KfW the counterpart of this Commitment Letter, signed by authorized signatories of the Borrower and the Guarantor.

                                             Yours faithfully,

                                             KREDITANSTALT  FUR WIEDERAUFBAU
                                             (as sole lender  of the HDW Ship
                                             Tranche   and   as Agent)



                                             Dr. Peter Klaus/Wolfgang Pfisterer
                                             By:
                                             Title:Director/Procurist
                                             Dated: 4 June 1993

                                             COMMERZBANK AG
                                             (as  member of  the Syndicate and
                                             Syndicate Agent)



                                             Joachim Hagemann/Stefan Kuch
                                             By:
                                             Title:SVP/Associate &
                                                   Vice President
                                             Dated: 4 June 1993


                                             DRESDNER BANK AG in Hamburg



                                             Dr. Wilfried Sohl/Gerhard Roller
                                             By:
                                             Title: General Manager/Senior
                                                   Counsel
                                             Dated: 4 June 1994


                                             VEREINS-UND WESTBANK AG



                                             Jurgen Kopcke/Susanne Mertens
                                             By:
                                             Title: Senior  Vice President
                                                        Assistant Vice President
                                             Dated: 4 June 1993


                                             DEUTSCHE SCHIFFSBANK AG



                                             Dr. Wulf-Peter Schiering/Klaus
                                             Pieper
                                             By:
                                             Title: Senior General Manager/
                                                    General Manager
                                             Dated: 4 June 1993


Accepted and Agreed:


AMERICAN PRESIDENT COMPANIES, LTD.


By:Steven H. Tulsky
    Title: Assistant Treasurer
    Dated: 4 June 1993


AMERICAN PRESIDENT LINES, LTD.


By:Steven H. Tulsky
    Title: Assistant Treasurer
    Dated: 4 June 1993

                                  APPENDIX "A"
                                EVENTS OF DEFAULT



In this Appendix:


                "Mortgage" in respect of any HDW Ship means a first priority ship mortgage in favor of KfW or a trustee for KfW, and in respect of any Daewoo Ship means either (1) a first priority ship mortgage in favor of the Syndicate or trustee for the Syndicate, or (2) a second priority mortgage in favor of KfW or a trustee for KfW;

                "Obligors" means the Borrower and the Guarantor and "Obligor" means any of them;

                 "Security  Documents"  means  the  KfW  Security
Documents and the Syndicate Security Documents together.

It shall be an Event of Default if:

                (1) any Obligor fails to pay to KfW or the Syndicate Agent, as the case may be, in accordance with the Loan Agreement within three (3) Business Days being days on which banks are open for business in London, New York and Frankfurt of the due date for payment of any sum of principal, interest, commission or other moneys payable by such Obligor in respect of the HDW Ship Tranche (or any portion or subportion thereof) or in respect of the Daewoo Ship Tranche (or any subportion thereof) under the terms of the Loan Agreement and/or of any of the Security Documents thereof, or, in case of sums expressed to be payable upon demand of the Agent or the Syndicate Agent, as the case may be, within fifteen (15) Business Days following the date of such demand, in the currency and in the manner specified herein or therein; or

                (2) any of the Obligatory Insurances being insurances which are required to be effected and maintained pursuant to the Loan Agreement or any Mortgage thereon on any Newbuilding are cancelled due to non-payment of premiums or otherwise and not replaced, or any Newbuilding, mortgagee or lender ceases to be insured in accordance with the provisions of the Loan Agreement and/or of any Mortgage; or

                (3) there is any breach, default or omission by any Obligor in the performance or observance of any of the other terms or conditions of the Loan Agreement or of any of the Security Documents (other than a Mortgage) or of any other document issued pursuant thereto and if such breach, default or omission is capable of being remedied, the same has not been remedied within thirty (30) days after a request from the Agent to the Obligor in writing to do so; or

                (4) there occurs any event which constitutes an Event of Default under any Mortgage on any Newbuilding; or
                (5) any Mortgage on any Newbuilding ceases to be valid and enforceable and duly registered on that Newbuilding having the priority of record required under the terms of the Loan Agreement or any Security Document or the liens or security interests created or intended to be created thereunder cease to be in full force and effect; or

               (6) any Obligor is in default in the payment when due of any sum or sums which aggregate in excess of USD ** at any one time under any documentation relating to any other Financial Indebtedness whatsoever (excluding for this purpose the HDW Ship Tranche and the Daewoo Ship Tranche), and such Financial Indebtedness shall have been accelerated in accordance with the terms thereof; or

                Note: "Financial Indebtedness" would be defined to mean in relation to each Obligor, (a) any indebtedness (whether long or short term) owed to any bank or financial institution; (b) any liability under any financial lease or bareboat charter and (c) any guarantee, indemnity or other assurance against financial loss given by that Obligor in respect of any of the foregoing.

                 (7) there is a final, unappealable and enforceable judgment made against any Obligor greater than ** % of the Tangible Net Worth of the Guarantor, which is not covered by insurance and is not satisfied or stayed within sixty (60) days after such judgment; or

                Note: "Tangible Net Worth" shall mean, with respect to the Guarantor, the aggregate of all assets of the Guarantor which would, in accordance with generally accepted United States accounting principles, appear as assets on the balance sheet of the Guarantor, less the sum of (i) all liabilities and indebtedness on such balance sheet and (ii) all intangible assets such as goodwill, patents, trademarks, franchises, licenses and other like intangibles.

                (8) any Newbuilding becomes a total loss and the proceeds of the Obligatory Insurances or relevant compensation for compulsory acquisition (if any) are not paid to the Agent or Syndicate Agent, as the case may be, within one hundred and eighty (180) days of the occurrence of such Total Loss or compulsory  acquisition  in  an amount  at  least  equal  to  the aggregate of the outstanding balances of the relevant subportion(s) advanced by the relevant lender(s) to finance that Newbuilding together with all interest accrued thereon, if that amount is not paid by the Borrower to the Syndicate Agent within the said period of one hundred and eighty (180) days; or

                (9) any representation or warranty made by or on behalf of any Obligor in the Loan Agreement or in any of the Security Documents or by the Borrower in any certificate, statement or other document issued by or on behalf of any Obligor pursuant to the Loan Agreement shall prove to have been incorrect or misleading in any material respect when made or deemed made; or

                (10) without the prior written consent of the Agent and the Syndicate Agent there is a merger or consolidation of any Obligor with any other corporation other than otherwise permitted in the Loan Agreement; or

                 (11) any license, authorization, consent or approval at any time necessary to enable any Obligor to comply with its obligations under the Loan Agreement and/or any of the Security Documents be revoked or not granted or fails to remain in full force and effect for a period of thirty (30) days after notice thereof from the Agent, the Syndicate Agent or any trustee with respect to the Newbuildings.

         Bankruptcy, confiscation and insolvency defaults consistent with such defaults usually found in similar ship financings to be negotiated and agreed upon in the Loan Agreement and the Security Documents.

                                                       Appendix B



                           HDW Scheduled Installments



Semi-Annual                Payment Due at             Principal Balance
Period #                   End of Period          Remaining at End of Period


**











                                                       Appendix C



                          Daewoo Scheduled Installments



Semi-Annual                  Payment Due at            Principal Balance
Period #                     End of Period         Remaining at End of Period


**









































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